Schwab® Monthly Income Funds
Prospectus
April 30, 2015
As Amended September 8, 2015
• Schwab® Monthly Income Fund — Moderate Payout	SWJRX
• Schwab® Monthly Income Fund — Enhanced Payout	SWKRX
• Schwab® Monthly Income Fund — Maximum Payout	SWLRX
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Schwab ® Monthly Income Funds

Schwab® Monthly Income Fund — Moderate Payout
Ticker Symbol:	SWJRX
Investment objective
The fund seeks to provide current income and, as a secondary investment objective, capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.25
Acquired fund fees and expenses (AFFE)[1]	0.66
Total annual fund operating expenses[1]	0.91
Less expense reduction	(0.25)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.66
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the fund's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$67	$211	$368	$822
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 16% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing primarily in a combination of Schwab Funds® and Laudus Funds (the underlying funds) in accordance with its target asset allocation. The investment adviser will allocate assets among the underlying funds, which will include equity funds, fixed income funds, and money market funds.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities, cash and cash equivalents (including money market securities), exchange traded funds (ETFs) and nonproprietary mutual funds.
The fund intends to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds). The fund has its own distinct asset allocation strategy that is designed to accommodate the fund’s targeted annual payout percentage while taking into account the fund’s specific risk tolerances and desired level of capital appreciation. The fund’s target asset allocation is not fixed, and the fund has the flexibility to move within the following asset allocation ranges (under normal market conditions) at the discretion of the investment adviser: 20%-60% equity; 40%-70% fixed income; and
Schwab® Monthly Income Fund — Moderate Payout1

0%-10% cash and cash equivalents (including money market funds). Market appreciation or depreciation may cause the fund to be temporarily outside these ranges.
The fund is designed to offer investors a targeted annual payout of 3-4%. The targeted annual payout for the fund is based on historic yield environments over a ten year period. The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. The fund’s anticipated annual payout during a low interest rate environment is expected to be 1-3% and, during a high interest rate environment, is expected to be 3-6%. Although it cannot be guaranteed by the fund, the fund does not expect to make distributions that will be treated as return of capital.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund's best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Equity and fixed income markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Structural Risk. The fund's monthly income payments will be made from fund assets and will reduce the amount of assets available for investment by the fund. Even if the fund's capital grows over time, such growth may be insufficient to enable the fund to maintain the amount of its targeted annual payout and targeted monthly income payments. The fund's investment losses may reduce the amount of future cash income payments an investor will receive from the fund. The dollar amount of the fund's monthly income payments could vary substantially from one year to the next and over time depending on several factors, including the performance of the financial markets in which the fund invests, the allocation of fund assets across different asset classes and investments, the performance of the fund's investment strategies, and the amount and timing of prior distributions by the fund. It is also possible for payments to go down substantially from one year to the next and over time depending on the timing of an investor's investments in the fund. Any redemptions will proportionately reduce the amount of future cash income payments to be received from the fund. There is no guarantee that the fund will make monthly income payments to its shareholders or, if made, that the fund's monthly income payments to shareholders will remain at a fixed amount.
Underlying Fund Investment Risk. The value of an investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Certain underlying funds are actively managed mutual funds. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results or cause the underlying fund to meet its objectives.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks.
•Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Because interest rates in the United States and other countries are at or near, historically low levels, a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. A sharp rise in interest rates could cause an underlying fund to lose value. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater risks than investment-grade securities.
2Schwab® Monthly Income Fund — Moderate Payout

•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund.
•Liquidity Risk. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•ETFs Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF's expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•Securities Lending Risk. Certain underlying funds engage in securities lending, which involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
•Real Estate Investment Trusts (REITs) Risk. An underlying fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and an underlying fund will bear a proportionate share of those expenses.
•Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Transactions in mortgage pass-through securities primarily occur through to be announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses.
•Portfolio turnover risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, ETFs, cash and cash equivalents, including money market securities. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
For more information on the risks of investing in the fund and the underlying funds please see the “Fund details” section in the prospectus.
Performance
The chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for the various periods compared to those of two broad based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best Quarter: 8.88% Q3 2009
Worst Quarter: (5.49%) Q3 2011
Schwab® Monthly Income Fund — Moderate Payout3

Average annual total returns (%) as of 12/31/14
	1 year	5 Years	Since Inception (3/28/08)
Before taxes	6.09%	7.44%	5.36%
After taxes on distributions	4.26%	6.32%	4.18%
After taxes on distributions and sale of shares	4.00%	5.47%	3.78%
Comparative Indexes (reflect no deduction for expenses or taxes)
S&P 500 Index	13.69%	15.45%	9.09%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.69%
Moderate Payout Composite Index[1]	6.90%	8.51%	6.46%
[1]	The Moderate Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Moderate Payout Composite Index is composed of 28.50% S&P 500 Index, 11.87% MSCI EAFE (Net) Index, 7.13% FTSE EPRA/NAREIT Global Index (Net), 30.30% Barclays U.S. Aggregate Bond Index, 20.20% Barclays U.S. Intermediate Aggregate Bond Index, and 2.00% Barclays U.S. Treasury Bills: 1-3 Months. Prior to April 1, 2013, the Moderate Payout Composite Index was composed of 40% S&P 500 Index and 60% Barclays U.S. Aggregate Bond Index.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since 2012.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4Schwab® Monthly Income Fund — Moderate Payout

Schwab® Monthly Income Fund — Enhanced Payout
Ticker Symbol:	SWKRX
Investment objective
The fund seeks to provide current income and, as a secondary investment objective, capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.15
Acquired fund fees and expenses (AFFE)[1]	0.57
Total annual fund operating expenses[1]	0.72
Less expense reduction	(0.15)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.57
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the fund's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$58	$183	$318	$714
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 14% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing primarily in a combination of Schwab Funds® and Laudus Funds (the underlying funds) in accordance with its target asset allocation. The investment adviser will allocate assets among the underlying funds, which will include equity funds, fixed income funds, and money market funds.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities, cash and cash equivalents (including money market securities), exchange traded funds (ETFs) and nonproprietary mutual funds.
The fund intends to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds). The fund has its own distinct asset allocation strategy that is designed to accommodate the fund’s targeted annual payout percentage while taking into account the fund’s specific risk tolerances and desired level of capital appreciation. The fund’s target asset allocation is not fixed, and the fund has the flexibility to move within the following asset allocation ranges (under normal market conditions) at the discretion of the investment adviser: 10%-40% equity; 50%-90% fixed income; and
Schwab® Monthly Income Fund — Enhanced Payout5

0%-12% cash and cash equivalents (including money market funds). Market appreciation or depreciation may cause the fund to be temporarily outside these ranges.
The fund is designed to offer investors a targeted annual payout of 4-5%. The targeted annual payout for the fund is based on historic yield environments over a ten year period. The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. The fund’s anticipated annual payout during a low interest rate environment is expected to be 1-4% and, during a high interest rate environment, is expected to be 4-7%. Although it cannot be guaranteed by the fund, the fund does not expect to make distributions that will be treated as return of capital.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund's best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Equity and fixed income markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Structural Risk. The fund's monthly income payments will be made from fund assets and will reduce the amount of assets available for investment by the fund. Even if the fund's capital grows over time, such growth may be insufficient to enable the fund to maintain the amount of its targeted annual payout and targeted monthly income payments. The fund's investment losses may reduce the amount of future cash income payments an investor will receive from the fund. The dollar amount of the fund's monthly income payments could vary substantially from one year to the next and over time depending on several factors, including the performance of the financial markets in which the fund invests, the allocation of fund assets across different asset classes and investments, the performance of the fund's investment strategies, and the amount and timing of prior distributions by the fund. It is also possible for payments to go down substantially from one year to the next and over time depending on the timing of an investor's investments in the fund. Any redemptions will proportionately reduce the amount of future cash income payments to be received from the fund. There is no guarantee that the fund will make monthly income payments to its shareholders or, if made, that the fund's monthly income payments to shareholders will remain at a fixed amount.
Underlying Fund Investment Risk. The value of an investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Certain underlying funds are actively managed mutual funds. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results or cause the underlying fund to meet its objectives.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks.
•Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Because interest rates in the United States and other countries are at or near, historically low levels, a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. A sharp rise in interest rates could cause an underlying fund to lose value. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater risks than investment-grade securities.
6Schwab® Monthly Income Fund — Enhanced Payout

•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund.
•Liquidity Risk. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•ETFs Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF's expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•Securities Lending Risk. Certain underlying funds engage in securities lending, which involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
•Real Estate Investment Trusts (REITs) Risk. An underlying fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and an underlying fund will bear a proportionate share of those expenses.
•Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Transactions in mortgage pass-through securities primarily occur through to be announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses.
•Portfolio turnover risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, ETFs, cash and cash equivalents, including money market securities. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
For more information on the risks of investing in the fund and the underlying funds please see the “Fund details” section in the prospectus.
Performance
The chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for the various periods compared to those of two broad based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best Quarter: 6.95% Q3 2009
Worst Quarter: (2.91%) Q1 2009
Schwab® Monthly Income Fund — Enhanced Payout7

Average annual total returns (%) as of 12/31/14
	1 year	5 Years	Since Inception (3/28/08)
Before taxes	5.76%	6.22%	4.84%
After taxes on distributions	4.73%	5.28%	3.74%
After taxes on distributions and sale of shares	3.37%	4.50%	3.35%
Comparative Indexes (reflect no deduction for expenses or taxes)
S&P 500 Index	13.69%	15.45%	9.09%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.69%
Enhanced Payout Composite Index[1]	6.35%	7.09%	5.90%
[1]	The Enhanced Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Enhanced Payout Composite Index is composed of 19.50% S&P 500 Index, 8.12% MSCI EAFE (Net) Index, 4.88% FTSE EPRA/NAREIT Global Index (Net), 39.30% Barclays U.S. Aggregate Bond Index, 26.20% Barclays U.S. Intermediate Aggregate Bond Index, and 2.00% Barclays U.S. Treasury Bills: 1-3 Months. Prior to April 1, 2013, the Enhanced Payout Composite Index was composed of 25% S&P 500 Index and 75% Barclays U.S. Aggregate Bond Index.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since 2012.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
8Schwab® Monthly Income Fund — Enhanced Payout

Schwab® Monthly Income Fund — Maximum Payout
Ticker Symbol:	SWLRX
Investment objective
The fund seeks to provide current income and, as a secondary investment objective, capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	None
Distribution (12b-1) fees	None
Other expenses	0.22
Acquired fund fees and expenses (AFFE)[1]	0.47
Total annual fund operating expenses[1]	0.69
Less expense reduction	(0.22)
Total annual fund operating expenses (including AFFE) after expense reduction[1,2]	0.47
[1]	The total annual fund operating expenses in the fee table may differ from the expense ratios in the fund's “Financial highlights” because the financial highlights include only the fund's direct operating expenses and do not include acquired fund fees and expenses (AFFE), which reflect the estimated amount of the fees and expenses incurred indirectly by the fund through its investments in the underlying funds during its prior fiscal year.
[2]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.00% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund's Board of Trustees. This agreement is limited to the fund's direct operating expenses and does not apply to AFFE.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The figures are based on total annual fund operating expenses (including AFFE) after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$48	$151	$263	$591
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 16% of the average value of its portfolio.
Principal investment strategies
The fund seeks to achieve its investment objective by investing primarily in a combination of Schwab Funds® and Laudus Funds (the underlying funds) in accordance with its target asset allocation. The investment adviser will allocate assets among the underlying funds, which will include equity funds, fixed income funds, and money market funds.
The fund intends to invest in a combination of underlying funds; however, the fund may invest directly in equity and fixed income securities, cash and cash equivalents (including money market securities), exchange traded funds (ETFs) and nonproprietary mutual funds.
The fund intends to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds). The fund has its own distinct asset allocation strategy that is designed to accommodate the fund’s targeted annual payout percentage while taking into account the fund’s specific risk tolerances and desired level of capital appreciation. The fund’s target asset allocation is not fixed, and the fund has the flexibility to move within the following asset allocation ranges (under normal market conditions) at the discretion of the investment adviser: 0%-25% equity; 60%-100% fixed income; and
Schwab® Monthly Income Fund — Maximum Payout9

0%-15% cash and cash equivalents (including money market funds). Market appreciation or depreciation may cause the fund to be temporarily outside these ranges.
The fund is designed to offer investors a targeted annual payout of 5-6%. The targeted annual payout for the fund is based on historic yield environments over a ten year period. The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. The fund’s anticipated annual payout during a low interest rate environment is expected to be 1-5% and, during a high interest rate environment, is expected to be 5-8%. Although it cannot be guaranteed by the fund, the fund does not expect to make distributions that will be treated as return of capital.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.
Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund's best interests when selecting underlying funds, without taking fees into consideration.
Market Risk. Equity and fixed income markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Structural Risk. The fund's monthly income payments will be made from fund assets and will reduce the amount of assets available for investment by the fund. Even if the fund's capital grows over time, such growth may be insufficient to enable the fund to maintain the amount of its targeted annual payout and targeted monthly income payments. The fund's investment losses may reduce the amount of future cash income payments an investor will receive from the fund. The dollar amount of the fund's monthly income payments could vary substantially from one year to the next and over time depending on several factors, including the performance of the financial markets in which the fund invests, the allocation of fund assets across different asset classes and investments, the performance of the fund's investment strategies, and the amount and timing of prior distributions by the fund. It is also possible for payments to go down substantially from one year to the next and over time depending on the timing of an investor's investments in the fund. Any redemptions will proportionately reduce the amount of future cash income payments to be received from the fund. There is no guarantee that the fund will make monthly income payments to its shareholders or, if made, that the fund's monthly income payments to shareholders will remain at a fixed amount.
Underlying Fund Investment Risk. The value of an investment in the fund is based primarily on the prices of the underlying funds that the fund purchases. In turn, the price of each underlying fund is based on the value of its securities. The fund is subject to the performance and expenses of the underlying funds in which it invests. Before investing in the fund, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.
•Investment Risk. The fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
•Management Risk. Certain underlying funds are actively managed mutual funds. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results or cause the underlying fund to meet its objectives.
•Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
•Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks.
•Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. Because interest rates in the United States and other countries are at or near, historically low levels, a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. A sharp rise in interest rates could cause an underlying fund to lose value. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause an underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater risks than investment-grade securities.
10Schwab® Monthly Income Fund — Maximum Payout

•Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.
•Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund.
•Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund.
•Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund.
•Liquidity Risk. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.
•ETFs Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF's expenses. In addition, lack of liquidity in the market for an ETF's shares can result in its value being more volatile than the underlying portfolio of securities.
•Securities Lending Risk. Certain underlying funds engage in securities lending, which involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
•Real Estate Investment Trusts (REITs) Risk. An underlying fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, access to capital, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs may have their investments in relatively few properties, a small geographic area or a single property type. In addition, REITs have their own expenses, and an underlying fund will bear a proportionate share of those expenses.
•Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Transactions in mortgage pass-through securities primarily occur through to be announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses.
•Portfolio turnover risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
Direct Investment Risk. The fund may invest a portion of its assets directly in equity and fixed income securities, ETFs, cash and cash equivalents, including money market securities. The fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.
For more information on the risks of investing in the fund and the underlying funds please see the “Fund details” section in the prospectus.
Performance
The chart below shows how the fund's investment results have varied from year to year, and the following table shows how the fund's average annual total returns for the various periods compared to those of two broad based indices and a composite index based on the fund’s target allocations. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabFunds_Prospectus.
Annual total returns (%) as of 12/31
Best Quarter: 5.07% Q3 2009
Worst Quarter: (1.64%) Q2 2013
Schwab® Monthly Income Fund — Maximum Payout11

Average annual total returns (%) as of 12/31/14
	1 year	5 Years	Since Inception (3/28/08)
Before taxes	5.29%	4.57%	3.94%
After taxes on distributions	3.90%	3.52%	2.74%
After taxes on distributions and sale of shares	3.26%	3.16%	2.60%
Comparative Indexes (reflect no deduction for expenses or taxes)
S&P 500 Index	13.69%	15.45%	9.09%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.69%
Maximum Payout Composite Index[1]	5.79%	5.64%	5.29%
[1]	The Maximum Payout Composite Index is a custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Maximum Payout Composite Index is composed of 10.50% S& P 500 Index, 4.37% MSCI EAFE (Net) Index, 2.63% FTSE EPRA/NAREIT Global Index (Net), 48.30% Barclays U.S. Aggregate Bond Index, 32.20% Barclays U.S. Intermediate Aggregate Bond Index, and 2.00% Barclays U.S. Treasury Bills: 1-3 Months. Prior to April 1, 2013, the Maximum Payout Composite Index was composed of 10% S&P 500 Index and 90% Barclays U.S. Aggregate Bond Index.
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (“IRA”) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio manager
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, is responsible for the day-to-day management of the fund. She has managed the fund since 2012.
Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.
Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund's transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:
•by telephone at 1-800-407-0256; or
•by mail to Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.
The minimum initial investment for the fund is $100. The minimum may be waived for certain investors or in the fund’s sole discretion.
Tax information
Dividends and capital gains distributions you received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
12Schwab® Monthly Income Fund — Maximum Payout

About the funds
The Schwab Monthly Income Funds (the funds) share the same investment approach: each seeks to achieve its investment objective by investing primarily in a combination of Schwab Funds and Laudus Funds (the underlying funds) in accordance with its target asset allocation. The investment adviser will allocate assets among the underlying funds, which will include equity funds, fixed income funds, and money market funds. The funds are designed to generate monthly income payments and appreciate capital over the long term. The funds may be appropriate for investors who are seeking monthly income payments and who are willing to accept the risks associated with the funds’ asset allocation strategies. Because the funds invest in other mutual funds, each fund is considered a “fund of funds.”
The funds are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.
Investor profile
The funds are designed to offer investors a professionally managed investment plan that simplifies the investment management of an investor’s assets. In particular, the funds may be appropriate for investors seeking current income and the opportunity for future growth potential.
Schwab ® Monthly Income Fund — Moderate Payout:	This fund is designed to offer investors a targeted annual payout of 3-4% and an increase in capital over the long term that is expected to be greater than that of the Enhanced Payout Fund and the Maximum Payout Fund.
Schwab ® Monthly Income Fund — Enhanced Payout:	This fund is designed to offer investors a targeted annual payout of 4-5% and an increase in capital over the long term that is expected to be less than that of the Moderate Payout Fund and greater than that of the Maximum Payout Fund.
Schwab ® Monthly Income Fund — Maximum Payout:	This fund is designed to offer investors a targeted annual payout of 5-6% and an increase in capital over the long term that is expected to be less than that of the Moderate Payout Fund and the Enhanced Payout Fund.
A fund reserves the right to modify its targeted annual payout should circumstances warrant a change.
Who may want to invest in the funds?
The funds may be a suitable investment for investors
•seeking funds that combine the potential for capital appreciation and income
•seeking funds that allocate their assets among both equity and fixed income investments
Who may not want to invest in the funds?
The funds may not be suitable for investors
•seeking to invest for a short period of time
•uncomfortable with fluctuations in the value of their investment
•seeking to use the funds for educational savings accounts
About the funds13

Fund details
Investment objectives, strategies and risks
Schwab® Monthly Income Fund — Moderate Payout: SWJRX
Schwab® Monthly Income Fund — Enhanced Payout: SWKRX
Schwab® Monthly Income Fund — Maximum Payout: SWLRX
Investment objectives
Each fund seeks to provide current income and, as a secondary investment objective, capital appreciation.
Except with respect to the Schwab® Monthly Income Fund — Enhanced Payout, each fund's investment objective is not fundamental and therefore may be changed by the fund's board of trustees without shareholder approval.
Investment strategies
Each fund seeks to achieve its investment objective by investing primarily in a combination of Schwab Funds® and Laudus Funds (the underlying funds) in accordance with its target asset allocation. The investment adviser will allocate assets among the underlying funds, which will include equity funds, fixed income funds, and money market funds.
Each fund intends to invest in a combination of underlying funds; however, each fund may invest directly in equity and fixed income securities, cash and cash equivalents (including money market securities), exchange traded funds (ETFs) and nonproprietary mutual funds.
For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, each fund may invest up to 100% of its assets directly in cash, money market instruments, repurchase agreements and other short-term obligations. When a fund engages in such activities, it may not achieve its investment objective.
Description of asset allocation strategies
Each fund intends to allocate investments among various asset classes such as equity, fixed income and cash and cash equivalents (including money market funds). Each fund has its own distinct asset allocation strategy that is designed to accommodate the fund’s targeted annual payout percentage while taking into account the fund’s specific risk tolerances and desired level of capital appreciation.
Each fund’s target asset allocation is not fixed, and each fund has the flexibility to move within the asset allocation ranges set forth below at the discretion of the investment adviser:
Asset class (Target allocation range — Under normal market conditions)*
Fund	Equity	Fixed Income	Cash and Cash Equivalents
Schwab ® Monthly Income Fund — Moderate Payout	20-60%	40-70%	0-10%
Schwab ® Monthly Income Fund — Enhanced Payout	10-40%	50-90%	0-12%
Schwab ® Monthly Income Fund — Maximum Payout	0-25%	60-100%	0-15%
*	Market appreciation or depreciation may cause a fund to be temporarily outside the ranges identified in the table.
Description of distribution goals
Each fund’s distribution goal is to provide a targeted annual payout of income to shareholders. The targeted annual payout for each fund is as follows:
Targeted Annual Payout
Schwab ® Monthly Income Fund — Moderate Payout	3-4%
Schwab ® Monthly Income Fund — Enhanced Payout	4-5%
Schwab ® Monthly Income Fund — Maximum Payout	5-6%
A fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. During a low interest rate environment, it is generally expected that the funds will have lower actual annual payouts. Conversely, during a high interest rate environment, it is generally expected that the funds will have higher actual
14Fund details

annual payouts. The expected impact of interest rate changes on each fund’s actual annual payout is set forth below and may be modified annually based on the investment adviser’s forecast of interest rates.
	Anticipated Annual Payout in Low Interest Rate Environment	Anticipated Annual Payout in High Interest Rate Environment
Schwab ® Monthly Income Fund — Moderate Payout	1-3%	3-6%
Schwab ® Monthly Income Fund — Enhanced Payout	1-4%	4-7%
Schwab ® Monthly Income Fund — Maximum Payout	1-5%	5-8%
Each fund pays out income based on the investment adviser’s annual projection of income and forecast of interest rates for the upcoming year. As mentioned above, each fund’s actual annual payout may be higher or lower than the fund’s targeted annual payout. There is no guarantee that a fund will be able to achieve its distribution goal during any given year. In addition to the interest rate environment discussed above, a fund’s actual annual payout could also be affected by a number of other factors, including, without limitation, the performance of the financial markets in which the fund invests, the allocation of fund assets across different asset classes and investments, the performance of the fund’s investment strategies, and the amount and timing of prior distributions by the fund.
Each fund makes monthly income payments to shareholders on or about the 15th calendar day of each month. Each fund seeks to tailor the amount of its monthly income payments in order to moderate fluctuations in the amounts distributed to shareholders over the course of the year. Although each fund attempts to moderate fluctuations, the amounts distributed to shareholders are not fixed and may not be the same each month. Further, there is no guarantee that a fund will make monthly income payments to its shareholders. Each fund may make an additional distribution at the end of the year in order to comply with applicable law. This additional distribution may include an income component that may be higher or lower than a fund’s regular monthly income payment.
Although it cannot be guaranteed by the funds, the funds do not expect to make distributions that will be treated as return of capital. At the end of the year, the funds may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.
Principal investment risks
For more information on the principal risks of investing in the funds please see each fund’s Fund Summary section and the section “The funds’ investments in underlying funds” in this prospectus.
Risk spectrum
Each fund has a different level of risk and the amount of risk is relative to the fund’s asset allocation. The Enhanced Payout Fund and the Maximum Payout Fund are expected to be less volatile than the S&P 500 Index. The Moderate Payout Fund is expected to be less volatile than the S&P 500 Index and more volatile than the Barclays U.S. Aggregate Bond Index. The S&P 500 Index and the Barclays U.S. Aggregate Bond Index are generally considered as reflective of the overall equity market performance and bond market performance, respectively.
Portfolio holdings
The fund may make various types of portfolio securities information available to shareholders. The fund will post a detailed list of the securities held by each fund at www.csimfunds.com/SchwabFunds_Prospectus (under “Portfolio Holdings”) as of the most recent calendar quarter-end. This list is generally updated approximately 15-20 days after the end of the calendar quarter remaining posted until at least the following calendar quarter. The fund also post in the fund summary section of the website certain summary portfolio attributes, including top ten holdings, approximately 5-20 days after the end of the calendar quarter. Additionally, the fund post top ten holdings information on the fund fact sheets, available 20-45 days after the end of the calendar quarter. The fund may exclude any portion of these portfolio holdings from publication when deemed in the best interest of a fund. Further information regarding the funds' policy and procedures on the disclosure of portfolio holdings is available in the funds' Statement of Additional Information (SAI). In addition, shareholders can learn more about the availability of portfolio holdings information by calling the fund at 1-800-824-5615.
Fund details15

Financial highlights
This section provides further details about each fund's financial history for the past five years. Certain information reflects financial results for a single fund share. “Total return” shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”) audited these figures. PwC’s full report is included in each fund's annual report (see back cover).
Schwab® Monthly Income Fund — Moderate Payout
	1/1/14– 12/31/14	1/1/13– 12/31/13	1/1/12– 12/31/12	1/1/11– 12/31/11	1/1/10– 12/31/10
Per-Share Data ($)
Net asset value at beginning of period	11.14	10.52	9.92	9.87	9.22
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.21	0.24	0.23	0.29
Net realized and unrealized gains (losses)	0.44	0.74	0.63	0.06	0.65
Total from investment operations	0.67	0.95	0.87	0.29	0.94
Less distributions:
Distributions from net investment income	(0.31)	(0.21)	(0.27)	(0.24)	(0.29)
Distributions from net realized gains	(0.29)	(0.12)	—	—	—
Total distributions	(0.60)	(0.33)	(0.27)	(0.24)	(0.29)
Net asset value at end of period	11.21	11.14	10.52	9.92	9.87
Total return (%)	6.09	9.10	8.86	2.97	10.35
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[1]	—	—	—	0.00 [2]	0.00 [2]
Gross operating expenses[1]	0.25	0.30	0.44	0.46	0.53
Net investment income (loss)	2.00	2.02	2.38	2.30	3.08
Portfolio turnover rate	16	39	10	25	13
Net assets, end of period ($ x 1,000,000)	49	47	31	22	20
[1]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
[2]	Less than 0.005%.
16Financial highlights

Schwab® Monthly Income Fund — Enhanced Payout
	1/1/14– 12/31/14	1/1/13– 12/31/13	1/1/12– 12/31/12	1/1/11– 12/31/11	1/1/10– 12/31/10
Per-Share Data ($)
Net asset value at beginning of period	10.84	10.50	10.09	9.89	9.39
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.21	0.22	0.24	0.30
Net realized and unrealized gains (losses)	0.39	0.34	0.45	0.22	0.50
Total from investment operations	0.62	0.55	0.67	0.46	0.80
Less distributions:
Distributions from net investment income	(0.28)	(0.21)	(0.26)	(0.26)	(0.30)
Net asset value at end of period	11.18	10.84	10.50	10.09	9.89
Total return (%)	5.76	5.31	6.70 [1]	4.69 [1]	8.66
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[2]	—	0.00 [3]	(0.00) [3]	0.00 [3]	—
Gross operating expenses[2]	0.15	0.15	0.18	0.15	0.15
Net investment income (loss)	2.03	1.99	2.17	2.43	3.12
Portfolio turnover rate	14	42	9	12	14
Net assets, end of period ($ x 1,000,000)	98	94	85	80	78
[1]	Includes proceeds from a litigation settlement related to an affiliated underlying fund. Without the litigation proceeds, performance would have been lower.
[2]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
[3]	Less than 0.005%.
Financial highlights 17

Schwab® Monthly Income Fund — Maximum Payout
	1/1/14– 12/31/14	1/1/13– 12/31/13	1/1/12– 12/31/12	1/1/11– 12/31/11	1/1/10– 12/31/10
Per-Share Data ($)
Net asset value at beginning of period	10.22	10.29	10.09	9.90	9.56
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.20	0.20	0.25	0.30
Net realized and unrealized gains (losses)	0.33	(0.03)	0.24	0.21	0.34
Total from investment operations	0.54	0.17	0.44	0.46	0.64
Less distributions:
Distributions from net investment income	(0.25)	(0.20)	(0.24)	(0.27)	(0.30)
Distributions from net realized gains	(0.14)	(0.04)	—	—	—
Total distributions	(0.39)	(0.24)	(0.24)	(0.27)	(0.30)
Net asset value at end of period	10.37	10.22	10.29	10.09	9.90
Total return (%)	5.29	1.66	4.43	4.70	6.83
Ratios/Supplemental Data (%)
Ratios to average net assets:
Net operating expenses[1]	—	—	0.00 [2]	0.00 [2]	0.00 [2]
Gross operating expenses[1]	0.22	0.21	0.19	0.17	0.20
Net investment income (loss)	2.05	1.96	1.99	2.53	3.12
Portfolio turnover rate	16	46	19	10	20
Net assets, end of period ($ x 1,000,000)	52	55	73	78	68
[1]	The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
[2]	Less than 0.005%.
18Financial highlights

The funds’ investments in underlying funds
The following table shows which underlying funds may be used within each asset class and style class and each fund’s approximate asset allocation to each underlying fund as of April 14, 2015. Each fund’s allocation to a specified asset class, style class and underlying fund will change over time. The investment adviser may exclude one or more underlying funds from a fund’s asset allocation strategy at any given time. For additional details regarding how the investment adviser determines the funds’ underlying fund and style class allocations, please refer back to the “Principal Investment Strategies” section in the Fund Summary sections and the section “Fund details: Investment objectives, strategies and risks” in this prospectus. The investment adviser reserves the right to substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.
Asset Class, Style Class and Underlying Funds	Schwab Monthly Income Fund — Moderate Payout	Schwab Monthly Income Fund — Enhanced Payout	Schwab Monthly Income Fund — Maximum Payout
Equity Funds
Large-cap
Schwab Core Equity Fund	—	—	—
Schwab Dividend Equity Fund	28.44%	19.41%	10.62%
Laudus U.S. Large Cap Growth Fund	—	—	—
Global real estate
Schwab Global Real Estate Fund	7.47%	5.22%	2.96%
International
Laudus International MarketMasters Fund	12.77%	8.88%	5.05%
TOTAL EQUITY	48.68%	33.51%	18.63%
Fixed-Income Funds
Intermediate-term bond
Schwab Total Bond Market Fund	29.48%	38.35%	47.50%
Schwab Intermediate-Term Bond Fund	20.02%	25.92%	32.09%
Short-term bond
Schwab Short-Term Bond Market Fund	—	—	—
International bond
Laudus Mondrian International Government Fixed Income Fund	—	—	—
TOTAL FIXED INCOME	49.50%	64.27%	79.59%
Money market funds
Schwab Value Advantage Money Fund	—	—	—
TOTAL MONEY MARKET	—	—	—
Cash and other investments	1.82%	2.23%	1.79%
The funds intend to maintain the asset allocations as described above, however the asset allocations may be changed to reflect shifts in the investment adviser’s risk and return expectations. The investment adviser does not intend to make frequent changes to the funds that serve as underlying funds. However, the investment adviser reserves the right to modify a fund’s target allocations and underlying fund weightings and to exclude one or more underlying funds, substitute other underlying funds and add additional underlying funds from time to time should circumstances warrant a change.
Description of underlying funds
The funds invest primarily in the underlying funds. Therefore, each fund’s investment performance is directly related to the investment performance of these underlying funds. The following chart provides a brief description of the principal investment strategies of the current underlying funds, as of the date of this prospectus. The investment objective and principal investment strategy of an underlying fund may change. Additional information about the underlying funds is provided in each underlying fund’s prospectus.
The funds’ investments in underlying funds19

Asset Class & Underlying Fund	Investment Objective and Principal Investment Strategy
Equity Funds
Schwab Core Equity Fund	Seeks long-term capital growth. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of U.S. companies. The fund seeks to assemble a portfolio with long-term performance that will exceed the S&P 500 Index.
Schwab Dividend Equity Fund	Seeks current income and capital appreciation. The fund invests, under normal circumstances, at least 80% of its net assets in dividend paying common and preferred stock. The fund invests in securities of U.S. companies that tend to be large- to mid-cap companies.
Laudus U.S. Large Cap Growth Fund	Seeks long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies. The fund defines large capitalization companies as those with a market capitalization of at least $3 billion at the time of investment. In addition, up to 20% of the fund’s net assets may be invested in foreign equity securities. Investments in equity securities include common stock and preferred stock. The fund may, but is not required to, use derivative instruments for risk management purposes or as part of the fund’s investment strategies. When selecting securities for the fund, the subadviser considers earnings revision trends, expected earnings growth rates, sales acceleration, price earnings multiples and positive stock price momentum.
Equity Funds — Global Real Estate
Schwab Global Real Estate Fund	Seeks capital growth and income consistent with prudent investment management. The fund invests, under normal circumstances, at least 80% of its net assets in securities of real estate companies and companies related to the real estate industry. The fund invests a significant portion of its total assets in real estate investment trusts (REITs) and other similar REIT-like structures. The fund does not invest directly in real estate.
Equity Funds — International
Laudus International MarketMasters Fund	Seeks long-term capital appreciation. The fund normally invests a substantial amount of its assets in equity securities of companies outside the United States and typically focuses on developed markets, but may invest in companies from emerging markets as well. The fund invests in companies across all market capitalization ranges.
Fixed Income Funds — Intermediate-term bond
Schwab Total Bond Market FundTM	Seeks high current income by tracking the performance of the Barclays U.S. Aggregate Bond Index (“Barclays Index”). The fund primarily invests in a diversified portfolio of investment grade debt instruments with varying maturities and is designed to track the performance of the Barclays Index. The fund may invest in fixed-, variable- or floating-rate debt instruments. The fund also may invest in debt instruments of domestic and foreign issuers, including mortgage-backed or asset-backed securities.
Schwab Intermediate-Term Bond FundTM	Seeks total return. Under normal circumstances, the fund invests at least 80% of its net assets (net assets plus borrowings for investment purposes) in debt instruments. The fund invests primarily in fixed income instruments issued by the U.S. government, its agencies or instrumentalities, and U.S. companies and entities. The fund may also invest in U.S. dollar denominated fixed income instruments issued by non-U.S. and emerging market governments, governmental agencies, companies and entities and supranational entities. Under normal circumstances, the dollar- weighted average maturity of the fund’s portfolio is expected to be between three years and ten years.
20The funds’ investments in underlying funds

Asset Class & Underlying Fund	Investment Objective and Principal Investment Strategy
Fixed Income Funds — Short-term bond
Schwab Short-Term Bond Market Fund	Seeks high current income by tracking the performance of the Barclays U.S. Government/Credit: 1-5 Years Index (“Barclays Short Index”). The fund primarily invests in a diversified portfolio of investment grade debt instruments of varying maturities and is designed to track the performance of the Barclays Short Index. Under normal circumstances, the dollar-weighted average maturity of the fund’s portfolio is not expected to exceed three years.
Fixed Income Funds — International bond
Laudus Mondrian International Government Fixed Income Fund	Seeks long-term total return consistent with its value-oriented investment approach. Under normal circumstances, the fund will invest at least 80% of its net assets in fixed income securities issued by governments, government agencies or instrumentalities including government-sponsored entities and supra-national entities. The fund primarily invests in issuers that are organized, have a majority of their assets or derive most of their operating income outside of the United States. The fund will attempt to achieve its objective by investing in a broad range of fixed income securities, including debt obligations of governments, their agencies, instrumentalities or political subdivisions and companies. In selecting fixed income instruments for the fund, the subadviser identifies those countries’ fixed income markets that it believes will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. The fund is non-diversified.
Money Market Funds
Schwab Value Advantage Money Fund®	Seeks the highest current income consistent with stability of capital and liquidity. Invests in high-quality, U.S. dollar-denominated money market securities. The fund seeks to maintain a stable $1 share price.
The funds’ investments in underlying funds21

Principal risks of the underlying funds
The value of your investment in the funds is based primarily on the prices of the underlying funds that the funds purchase. In turn, the price of each underlying fund is based on the value of its securities. The prices of these securities change daily and each underlying fund’s performance reflects the risks of investing in a particular asset class or classes. Certain of the underlying funds reflect the risks of equity investing, while others reflect the risks of investing in fixed income securities, foreign securities or a combination thereof. The degree to which the risks described below apply to a particular fund varies according to its asset allocation.
	Schwab Core Equity Fund	Schwab Dividend Equity Fund	Schwab Global Real Estate Fund	Laudus International Market Masters Fund	Laudus U.S. Large Cap Growth Fund	Schwab Total Bond Market Fund	Schwab Intermediate- Term Bond Fund	Schwab Short- Term Bond Market Fund	Laudus Mondrian International Government Fixed Income Fund	Schwab Value Advantage Money Fund
Investment risk	X	X	X	X	X	X	X	X	X	X
Investment style risk		X		X		X		X
Market risk	X	X	X	X	X	X	X	X	X
Management risk	X	X	X	X	X		X		X	X
Equity risk	X	X	X	X	X
Small-cap risk			X	X
Mid-cap risk	X	X	X	X
Large-cap risk	X	X		X	X
Exchange-traded fund risk	X	X	X
Convertible securities risk		X	X						X
Growth investing risk					X
Interest rate risk						X	X	X	X	X
Credit risk						X	X	X	X	X
Prepayment and extension risk						X	X		X
U.S. Government securities risk									X	X
Mortgage dollar rolls risk						X	X
Money market fund risk										X
Foreign investment risk			X	X	X	X	X	X	X	X
Emerging markets risk			X	X			X		X
Currency risk			X	X	X				X
Real estate investment risk			X
Real estate investment trusts (REITs) risk	X	X	X
Short sales risk			X
Derivatives risk	X	X	X	X	X	X	X	X	X
Leverage risk			X		X	X	X	X	X
High Yield risk							X
Non-diversification risk									X
Multi-manager risk				X
Securities lending risk	X	X	X		X	X		X	X
Liquidity risk	X	X	X	X	X	X	X	X	X	X
Redemption risk										X
Tracking error risk						X		X
Geographic risk			X
Repurchase agreements risk										X
Regulatory risk										X
Sovereign risk									X
Mortgage-backed and mortgage pass-through risk						X	X
Portfolio turnover risk	X	X	X	X	X		X		X	X
•Investment risk. An investment in the underlying funds is not a bank deposit. The funds’ investments in the underlying funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. A fund may experience losses with respect to its investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.
22The funds’ investments in underlying funds

•Investment style risk. An underlying fund’s investment style may impact the performance of the fund. For example, an underlying fund may invest in accordance with an indexing investment style, causing the underlying fund to follow the performance of an index during upturns as well as downturns. In addition, an underlying fund may have an investment style that favors certain types of investments over others. As a result, such an underlying fund may underperform funds that do not limit their investments to the particular type of investment.
•Market risk. Equity and fixed income markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of the funds’ investments in the underlying funds will fluctuate, which means that the funds could lose money on their investment.
•Management risk. Certain underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-adviser) will select investments or allocate assets that could cause a fund to underperform or otherwise not meet its objective. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, with respect to certain of the underlying funds, the investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future. In addition, the portfolio optimization processes used by some underlying funds to assist in constructing the underlying fund’s portfolio does not assure successful investments. As a result, the underlying fund may have a lower return that if it were managed using another process or strategy.
•Equity risk. The prices of equity securities in which the underlying funds invest rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles, which may cause stock prices to fall over short or extended periods of time. Due to their fixed income features, preferred stocks provide higher income potential than issuers’ common stocks, but typically are more sensitive to interest rate changes than the underlying common stock. The rights of common stockholders are generally subordinate to the rights associated with an issuer’s preferred stocks and the rights of preferred stockholders are generally subordinate to the rights associated with an issuer’s debt securities on the distribution of an issuer’s assets in the event of a liquidation.
•Small-cap risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks. Accordingly, underlying funds that invest in small-cap securities may be more volatile than underlying funds that invest in large- and mid-cap securities. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. Small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. In addition, smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete. During a period when small-cap stocks fall behind other types of investments — large- or mid-cap stocks, for instance — the performance of an underlying fund that focuses its investments in small-cap securities will lag those investments.
•Mid-cap risk. An underlying fund’s investments in mid-cap stocks will reflect the risks associated with the mid-cap segment of the stock market. Mid-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when mid-cap U.S. stocks fall behind other types of investments — small- or large-cap stocks, for instance — the performance of an underlying fund that focuses its investments in mid-cap securities will lag those investments.
•Large-cap risk. An underlying fund’s investments in large-cap stocks will reflect the risks associated with the large-cap segment of the stock market. Large-cap stocks tend to go in and out of favor based on market and economic conditions. During a period when large-cap U.S. stocks fall behind other types of investments — mid- or small-cap stocks, for instance — the performance of an underlying fund that focuses its investments in large-cap securities will lag these investments.
•Exchange-traded funds (ETFs) risk. When an underlying fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities.
The funds’ investments in underlying funds23

•Convertible securities risk. Certain of the underlying funds may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
•Growth investing risk. Certain of the underlying funds pursue a “growth style” of investing. Growth stocks can be volatile for several reasons. Since growth companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.Growth stocks may also be more expensive relative to their earnings or assets compared to value or other stocks.
•Interest rate risk. An underlying fund’s investments in fixed income securities are subject to the risk that interest rates may rise and fall over time. As with any investment whose yield reflects current interest rates, an underlying fund’s yield will change over time. During periods when interest rates are low, an underlying fund’s yield (and total return) also may be low. Changes in interest rates also may affect an underlying fund’s share price: a sharp rise in interest rates could cause the fund’s share price to fall. This risk is greater when the underlying fund holds bonds with longer maturities. An underlying fund may also lose money if interest rates rise sharply. The longer an underlying fund’s duration, the more sensitive to interest rate movements its share price is likely to be. Because interest rates in the United States are at, or near, historically low levels, a change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. Rising interest rates may decrease liquidity in the fixed income securities markets, making it more difficult for an underlying fund to sell its fixed income securities holdings at a time when the investment adviser might wish to sell such securities. In addition, decreased market liquidity also may make it more difficult to value some or all of an underlying fund’s fixed income securities holdings.To the extent that the investment adviser (or sub-adviser(s)) of an underlying fund anticipates interest rate trends imprecisely, the underlying fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of debt securities and, as discussed below, tend to react to changes in “real” interest rates.
•Credit risk. Certain of the underlying funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the underlying fund’s share price to fall. The underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of an underlying fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the underlying fund’s share price or yield to fall. Below investment-grade bonds (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade bonds. Below investment-grade bonds also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment-grade bonds may be more susceptible than other issuers to economic downturns. Such bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the bonds.
•Prepayment and extension risk. An underlying fund’s investments in fixed income securities are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the underlying fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an underlying fund that holds these securities may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of an underlying fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.
24The funds’ investments in underlying funds

•U.S. government securities risk. Some of the U.S. government securities that the underlying funds invest in are not backed by the full faith and credit of the U.S. government, which means they are neither issued nor guaranteed by the U.S. Treasury. Certain securities such as those issued by the Federal Home Loan Banks are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Securities issued by other issuers, such as the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the underlying funds own do not extend to shares of the underlying funds themselves. On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under this agreement, the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This is intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.
•Mortgage dollar rolls risk. Mortgage dollar rolls are transactions in which an underlying fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. An underlying fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
•Money market fund risk. In addition to the risks discussed under “Investment Risk” above, an investment by the funds in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.
•Foreign investment risk. An underlying fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges; the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. An underlying fund with foreign investments may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. These restrictions may negatively impact the value or liquidity of an underlying fund's investments, and could impair an underlying fund's ability to meet its investment objective or invest in accordance with its investment strategy. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions. To the extent an underlying fund’s investment in a single country or a limited number of countries represents a large percentage of the underlying fund’s assets, the underlying fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility. During any period when foreign securities underperform other types of investments — U.S. securities, for instance — the underlying fund's performance will lag these investments. To the extent that an underlying fund invests a significant portion of its assets in any one country, the underlying fund will be subject to a greater risk of loss or volatility than if the underlying fund always maintained wide geographic diversity among the countries in which it invests. Investing in any one country makes an underlying fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.
•Emerging markets risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. It is sometimes difficult to obtain and enforce court judgments in such countries. There is often a greater potential for nationalization, expropriation, confiscatory taxation, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of emerging market countries or investments in the securities of issuers located in such countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with an underlying fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
The funds’ investments in underlying funds25

•Currency risk. As a result of certain underlying funds’ investments in securities denominated in, and/or receiving revenues in, foreign currencies, these underlying funds will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an underlying fund’s investment would be adversely affected. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements difficult. Currency rates in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to an underlying fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Forward contracts on foreign currencies are not traded on exchanges; rather, a bank or dealer will act as agent or principal in order to make or take future delivery of a specified lot of a particular currency for the underlying fund’s account. An underlying fund is subject to the risk of a principal’s failure, inability or refusal to perform with respect to such contracts.
•Real estate investment risk. Certain of the underlying funds have a policy of concentrating their investments in real estate companies and companies related to the real estate industry. Such an underlying fund is subject to risks associated with the direct ownership of real estate securities and a fund’s investment in such an underlying fund will be closely linked to the performance of the real estate markets. An investment by a fund in an underlying fund that invests, but does not concentrate, in real estate companies and companies related to the real estate industry will subject the fund to the risks associated with the direct ownership of real estate securities to a lesser extent. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.
•Real estate investment trusts (REITs) risk. Certain of the underlying funds invest in REITs. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to an underlying fund that invests in that REIT. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and an underlying fund that invests in REITs will bear a proportionate share of those expenses. Additionally, dividends paid by REITs are taxed as ordinary income and generally do not qualify for the preferential rate applicable to qualified dividend income.
•Short sales risk. Certain underlying funds may engage in short sales, which are transactions in which the underlying fund sells a security it does not own. To complete a short sale, the underlying fund must borrow the security to deliver to the buyer. The underlying fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund and the underlying fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the underlying fund replaces the borrowed security.
26The funds’ investments in underlying funds

•Derivatives risk. An underlying fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

An underlying fund’s use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. An underlying fund’s use of derivatives is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the underlying fund to realize higher amounts of short-term capital gain. An underlying fund’s use of derivatives could reduce the underlying fund’s performance, increase volatility, and could cause the underlying fund to lose more than the initial amount invested. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund's returns or as a substitute for a position or security. The use of derivatives, subject to regulation by the Commodity Futures Trading Commission (CFTC), by an underlying fund could cause a fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
•High yield risk. Certain underlying funds that invest in high yield securities and unrated securities of similar credit quality (sometimes called junk bonds) may be subject to greater levels of credit and liquidity risk than underlying funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an underlying fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in an underlying fund that invests in such securities should be considered speculative.
•Leverage risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose the underlying fund to greater risk. In a reverse repurchase agreement, the underlying fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Leverage tends to magnify the effect of any decrease or increase in the value of the underlying fund’s portfolio securities. The use of leverage may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
•Non-diversification risk. Certain of the underlying funds are non-diversified and, as such, may invest a greater percentage of their assets in the securities in a single issuer than an underlying fund that is diversified. A non-diversified underlying fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified underlying fund.
•Multi-manager risk. Certain of the underlying funds utilize a multi-manager approach to investing. Although the investment adviser monitors and seeks to coordinate the overall management of these underlying funds, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the exposure of these underlying funds to a given region, country, stock, industry or investment style could unintentionally be smaller or larger than if the underlying funds had a single manager.
•Securities lending risk. Certain of the underlying funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When an underlying fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the underlying fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. An underlying fund may pay lending fees to a party arranging the loan. An underlying fund will also bear the risk of any decline in the value of securities acquired with cash collateral.
The funds’ investments in underlying funds27

•Liquidity risk. Liquidity risk exists when particular investments may be difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer, including, for example, during periods of rising interest rates. In addition, dealer inventories of certain securities—an indication of the ability of dealers to engage in “market making”—are at, or near, historic lows in relation to market size, which could potentially lead to decreased liquidity. An underlying fund’s investments in illiquid securities may reduce the returns of the fund because the underlying fund may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Liquidity risk also includes the risk that market conditions or large shareholder redemptions may impact the ability of the fund to meet redemption requests within the required time period. In order to meet such redemption requests, the fund may be forced to sell securities at inopportune times or prices, which could reduce the performance of the fund.
•Redemption risk. An underlying money market fund may experience periods of heavy redemptions that could cause the underlying fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in an underlying money market fund may have a significant adverse effect on the underlying fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including an underlying money market fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.
•Tracking error risk. Certain underlying funds seek to track the performance of their benchmark indices, although they may not be successful in doing so. The divergence between the performance of an underlying fund and its benchmark index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant. For example, an underlying fund may not invest in certain securities in its benchmark index, or match the securities’ weighting to the benchmark, due to regulatory, operational, custodial or liquidity constraints, which may result in tracking error. An underlying fund may attempt to offset the effects of not being invested in certain index securities by making substitute investments, but these efforts may not be successful. In addition, cash flows into and out of an underlying fund, operating expenses and trading costs all affect the ability of the fund to match the performance of its benchmark index, because the benchmark index does not have to manage cash flows and does not incur any costs.
•Portfolio turnover risk. Certain of the underlying funds may buy and sell portfolio securities actively. If they do, their portfolio turnover rate and transaction costs will rise, which may lower the underlying fund’s performance and may increase the likelihood of capital gain distributions.
•Repurchase agreements risk. When an underlying fund enters into a repurchase agreement, the underlying fund is exposed to the risk that the other party (i.e., the counter-party) will not fulfill its contractual obligation. In a repurchase agreement, there exists the risk that, when an underlying fund buys a security from a counter-party that agrees to repurchase the security at an agreed upon price (usually higher) and time, the counter-party will not repurchase the security. These risks are magnified to the extent that a repurchase agreement is secured by collateral other than cash and government securities, such as debt securities, equity securities and high yield securities that are rated below investment grade (“Alternative Collateral”). High yield securities that are used as alternative collateral are subject to greater levels of credit and liquidity risk, and are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Alternative Collateral may be subject to greater price volatility and may be more volatile or less liquid than other types of collateral, increasing the risk that an underlying fund will be unable to recover fully in the event of a counterparty’s default.
•Regulatory risk. The Securities and Exchange Commission (SEC) and other regulators may adopt additional money market fund regulations in the future, which may impact the operation, performance and expenses of the an underlying money market fund. As of the date of this prospectus, the SEC recently adopted changes to the rules governing SEC-registered money market funds and has proposed additional rule changes that would impact SEC-registered money market funds. Recent and future legislative and regulatory changes also may impact the securities and markets in which the an underlying money market fund may invest, which could impact an underlying money market fund’s investment strategies.
•Sovereign debt risk. Foreign government securities can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt.
28The funds’ investments in underlying funds

•Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which an underlying fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates—both increases and decreases—may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities primarily occur through to be announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose an underlying fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
The funds’ investments in underlying funds29

Fund management
The investment adviser for the funds is Charles Schwab Investment Management, Inc. (CSIM), 211 Main Street, San Francisco, CA 94105. CSIM was founded in 1989 and as of March 31, 2015, CSIM managed approximately $269.1 billion in assets.
As the investment adviser, CSIM oversees the asset management and administration of the funds. The firm does not receive a fee for the services it performs for the funds. However, the firm is entitled to receive an annual management fee from each of the underlying funds.
A discussion regarding the basis for the Board of Trustees’ approval of the funds' investment advisory agreements is available in the funds' semi-annual report, which covers the period from January 1, 2014 through June 30, 2014.
Zifan Tang, Ph.D., CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team, and has overall responsibility for all aspects of the management of the funds. She was appointed portfolio manager of the funds in 2012. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and from 1997 to 2009 worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.
Additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each fund is available in the SAI.
30Fund management

Investing in the funds
In this section, you will find information on buying, selling and exchanging shares. You may invest in a fund through an intermediary by placing orders through your brokerage account at Schwab or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the fund (intermediary orders). Eligible Investors (as defined herein) may invest directly in a fund by placing orders through the fund transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.
Investing through a financial intermediary
Placing orders through your intermediary
When you place orders through Schwab or other intermediary, you are not placing your orders directly with a fund, and you must follow Schwab’s or the other intermediary’s transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.
Only certain intermediaries are authorized to accept orders on behalf of a fund. If your fund shares are no longer held by an authorized intermediary, the fund may impose restrictions on your ability to manage or maintain your shares. For example, you will not be able to place orders to purchase additional shares. To remove these restrictions, you have two options. First, you may move your shares to Schwab or another intermediary that is authorized to accept fund orders. Second, you may maintain a direct account with a fund if you meet the eligibility requirements for placing direct orders and your completed account application and supporting documentation is returned to and accepted by the fund’s transfer agent, Boston Financial Data Services (transfer agent). The eligibility requirements and instructions for submitting an account application are set forth in the “Investing directly with the funds” section of this prospectus. If you do not exercise one of these options within ninety days, the funds reserve the right to redeem your shares.
Buying, selling and exchanging shares through an intermediary
To purchase, redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares. You may not purchase, redeem or exchange shares held in your intermediary account directly with a fund.
When selling or exchanging shares, you should be aware of the following fund policies:
•The funds may take up to seven days to pay sale proceeds.
•The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® that are not Sweep Investments® or Laudus MarketMasters Funds® and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.
•You should read the prospectus for the fund into which you are exchanging prior to placing your order.
Investing directly with the funds
Investor eligibility requirements for placing direct orders
Only Eligible Investors (as defined below) may purchase shares directly from a fund’s transfer agent, Boston Financial Data Services. Eligible Investors include, but are not limited to, qualified and non-qualified employee benefit plans (including but not limited to defined benefit plans, defined contribution plans, 401(k) plans), foundations and endowments, banks, trusts, investment companies and corporate capital and cash management accounts. The funds reserve the right to determine which potential investors qualify as Eligible Investors. Shares held by a non-Eligible Investor directly with a fund are subject to involuntary redemption by the fund.
Investing in the funds31

Opening an account to place direct orders
You must satisfy the investor eligibility requirements for direct order clients in order to place direct orders for a fund’s shares. Eligible Investors must open an account with a fund through the fund’s transfer agent prior to placing direct orders. You may obtain an account application by calling the transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.
Initial and additional direct purchases by wire
Subject to acceptance by a fund, you may make your initial purchase and any additional purchases of shares by wiring federal funds to the transfer agent. If you have not yet opened an account with a fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the transfer agent at 1-781-796-2938. You must call the transfer agent at 1-800-407-0256 prior to the close of a fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the transfer agent in good order on or prior to the close of a fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier, on the day your purchase order is placed. Please call the transfer agent at 1-800-407-0256 if you have any questions or need additional information.
Initial and additional direct purchases by mail
Subject to acceptance by a fund, you may open an account and make your initial purchase and any additional purchases of the fund’s shares by mail. To open an account by mail, complete and sign the account application and mail the account application, all supporting documents and a check for the desired purchase amount to the transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Additional investments may be made at any time by mailing a check (payable to Schwab Funds) to the transfer agent at the address above. Be sure to include your account number on your check.
Subject to acceptance by a fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the net asset value per share of the fund next determined after receipt, even though the check may not yet have been converted into federal funds. For purposes of calculating the purchase price of fund shares, a purchase order is received by a fund on the day that it is in good order unless it is rejected by the fund’s transfer agent. For a cash purchase order of fund shares to be in good order on a particular day, a check must be received on or before the close of a fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) on that day. If the payment is received by a fund after the deadline, the purchase price of fund shares will be based upon the next determination of net asset value of fund shares. No currency, third party checks, foreign checks, starter checks, credit card checks, traveler’s checks or money orders will be accepted by the funds.
Direct redemptions and exchanges
When selling or exchanging shares directly, you should be aware of the following fund policies:
•The funds may take up to seven days to pay sale proceeds.
•The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund’s assets, whichever is less. You may incur transaction expenses in converting these securities to cash.
•Exchange orders are limited to other Schwab Funds® that are not Sweep Investments® or Laudus MarketMasters Funds®, and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.
•If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.
•You should read the prospectus for the fund into which you are exchanging prior to placing your order.
Direct redemptions by telephone
If you authorized the telephone redemption option in the account application, you may place a redemption order by calling the transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of a fund next determined after receipt of your telephone redemption order by the transfer agent. Please note that the transfer agent may only act on telephone instructions believed by the transfer agent to be genuine. The transfer agent’s records of such instructions are binding on the shareholder. The funds and their service providers (including the transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the transfer agent reasonably believes to be genuine. The transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.
32Investing in the funds

Direct redemptions by mail
You may redeem your fund shares by mail by sending a request letter to the funds' transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. Your redemption request will be processed by a fund at the net asset value per share of the fund next determined after the request is received in good order. To be in good order, the redemption request must include the name of the fund and the number of shares or the dollar amount to be redeemed, all required signatures and authorizations and any required signature guarantees.
Additional direct redemption information
To protect you, the funds and their service providers from fraud, signature guarantees may be required to enable the transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) or the New York Stock Exchange Medallion Signature Program (“MSP”). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the transfer agent at 1-800-407-0256 for further details.
Direct exchange privileges
Upon request, and subject to certain limitations, shares of a fund may be exchanged into shares of any other Schwab Fund that is not a Sweep Investment or Laudus MarketMasters Fund. In order to exchange your shares to another fund, you must meet the minimum investment and other requirements for the fund and share class into which you are exchanging. Further, you should read the prospectus for the fund into which you are exchanging prior to placing your order. A new account opened by exchange must be established with the same name(s), address(es) and tax identification number(s) as the existing account. All exchanges will be made based on the respective net asset values next determined following receipt of the request by a fund containing the information indicated below.
The funds reserve the right to suspend or terminate the privilege of exchanging shares of the funds by mail or by telephone at any time.
Direct exchanges by telephone
If you authorized the telephone redemption option in the account application, you may exchange fund shares by telephone by calling the funds' transfer agent at 1-800-407-0256. Please be prepared to provide the following information: (a) the account number, tax identification number and account registration; (b) the class of shares to be exchanged (if applicable); (c) the name of the fund from which and the fund into which the exchange is to be made; and (d) the dollar or share amount to be exchanged. Please note that the transfer agent may act only on telephone instructions believed by the transfer agent to be genuine. Please see the section entitled “Direct redemptions by telephone” for more information regarding transacting with the funds’ transfer agent via telephone.
Direct exchanges by mail
To exchange fund shares by mail, simply send a letter of instruction to the funds’ transfer agent at Boston Financial Data Services, Attn: Schwab Funds, PO Box 8283, Boston, MA 02266-8323. The letter of instruction must include: (a) your account number; (b) the class of shares to be exchanged (if applicable); (c) the fund from and the fund into which the exchange is to be made; (d) the dollar or share amount to be exchanged; and (e) the signatures of all registered owners or authorized parties.
Share price
The funds are open for business each day that the New York Stock Exchange (NYSE) is open. Each fund calculates its share price each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund’s share price is its net asset value per share, or NAV, which is the fund’s net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received by a fund in good order on or prior to the close of the fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.
If you place an order through your Schwab account or an account at another intermediary, please consult with your intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.
Investing in the funds33

In valuing underlying fund investments, the funds use the NAVs reported by their underlying funds. In valuing other portfolio securities, the funds use market quotes or official closing prices if they are readily available. In cases where quotes are not readily available or the adviser deems them unreliable, a fund may value securities based on fair values developed using methods approved by the funds’ Board of Trustees.
Shareholders of a fund should be aware that because foreign markets are often open on weekends and other days when the fund is closed, the value of the fund’s portfolio may change on days when it is not possible to buy or sell shares of the fund.
Additional policies affecting your investment
Minimum initial investment
$100
The minimum may be waived for certain retirement plans and plan participants, and for certain investment programs, or in a fund’s sole discretion.
Choose an option for fund distributions. If you are an Eligible Investor placing direct orders with a fund, you will have one of the three options described below for fund distributions. If you don’t indicate a choice, you will receive the first option. If you are placing orders through an intermediary, you will select from the options for fund distributions provided by your intermediary, which may be different than those provided by the funds to Eligible Investors. You should consult with your financial intermediary to discuss available options. Please note, the funds are designed with the expectation that the monthly income payments will be paid in cash.
Option	Feature
Reinvestment	All dividends and capital gain distributions are invested automatically in shares of your fund.
Cash/reinvestment mix	You receive payment for dividends, while any capital gain distributions are invested in shares of your fund.
Cash	You receive payment for all dividends and capital gain distributions.
Each fund reserves certain rights, including the following:
•To materially modify or terminate the exchange privilege upon 60 days’ written notice to shareholders.
•To change or waive the fund's investment minimums.
•To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
•To withdraw or suspend any part of the offering made by this prospectus.
Payments by the investment adviser or its affiliates
The investment adviser or its affiliates may make cash payments out of their own resources, or provide products and services at a discount, to certain brokerage firms, banks, retirement plan service providers and other financial intermediaries that perform shareholder, recordkeeping, sub-accounting and other administrative services in connection with investments in fund shares. These payments or discounts are separate from, and may be in addition to, any shareholder service fees or other administrative fees the funds may pay to those intermediaries. The investment adviser or its affiliates may also make cash payments out of their own resources, or provide products and services at a discount, to certain financial intermediaries that perform distribution, marketing, promotional or other distribution-related services. The payments or discounts described by this paragraph may be substantial; however, distribution-related services provided by such intermediaries are paid by the investment adviser or its affiliates, not by the funds or their shareholders.
Shareholder servicing plan
The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables the funds to bear expenses relating to the provision by service providers, including Schwab, of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fee under the Plan.
Policy regarding short-term or excessive trading
The funds are intended for long-term investment and not for short-term or excessive trading (collectively “market timing”). Market timing may adversely impact the funds' performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the funds to maintain higher cash balances, and diluting the value of the funds' shares.
34Investing in the funds

In order to discourage market timing, each fund's Board of Trustees has adopted policies and procedures that are reasonably designed to reduce the risk of market timing by fund shareholders. Each fund seeks to deter market timing through several methods. These methods may include: fair value pricing and trade activity monitoring. Fair value pricing is discussed more thoroughly in the subsequent pages of this prospectus and is considered to be a key element of the funds' policy regarding short term or excessive trading. Trade activity monitoring is risk based and seeks to identify patterns of activity in amounts that might be detrimental to a fund.
Although these methods are designed to discourage market timing, there can be no guarantee that the funds will be able to identify and restrict investors that engage in such activities. In addition, some of these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund’s long-term shareholders. The funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.
The funds or their service providers maintain risk-based surveillance procedures designed to detect market timing in fund shares in amounts that might be detrimental to the funds. Under these procedures, the funds have requested that service providers to the funds monitor transactional activity in amounts and frequency determined by each fund to be significant to the fund and in a pattern of activity that potentially could be detrimental to the fund. If a fund, in its sole discretion based on these or other factors, determines that a shareholder has engaged in market timing, it may refuse to process future purchases or exchanges into the fund by that shareholder. These procedures may be modified from time to time as appropriate to improve the detection of market timing and to comply with applicable laws.
If trades are effected through a financial intermediary, each fund or its service providers will work with the intermediary to monitor possible market timing activity. The funds reserve the right to contact the intermediary to provide certain shareholder transaction information and may require the intermediary to restrict the shareholder from future purchases or exchanges in the funds. Transactions by fund shareholders investing through intermediaries may also be subject to the restrictions of the intermediary’s own frequent trading policies, which may differ from those of the funds. The funds may defer to an intermediary’s frequent trading policies with respect to those shareholders who invest in the funds through such intermediary. The funds will defer to an intermediary’s policies only after the funds determine that the intermediary’s frequent trading policies are reasonably designed to deter transactional activity in amounts and frequency that are deemed to be significant to the funds and in a pattern of activity that potentially could be detrimental to the funds. Shareholders should consult with their intermediary to determine if additional frequent trading restrictions apply to their fund transactions.
The funds reserve the right to restrict, reject or cancel within a reasonable time, without prior notice, any purchase or exchange order for any reason.
Fair value pricing
The Board of Trustees has adopted procedures to fair value the funds' securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.
By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the funds seek to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
The funds make fair value determinations in good faith in accordance with the funds’ valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The respective prospectuses for the underlying funds in which the funds invest explain the circumstances in which those funds will use fair value pricing and the effect of fair value pricing.
Large shareholder redemptions
Certain accounts or Schwab affiliates may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these shareholders of their holdings in the fund may impact the fund’s liquidity and NAV. These redemptions may also force the fund to sell securities, which may negatively impact the fund’s brokerage costs.
Customer identification and verification and anti-money laundering program
Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open your account, you will have to provide your name, address, date of birth, identification number and other information that will allow the funds or your financial intermediary to identify you. This information is subject to verification to ensure the identity of all persons opening an account.
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The funds or your financial intermediary are required by law to reject your new account application if the required identifying information is not provided. A fund or your financial intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, a fund or your financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.
The funds will accept investments and your will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The funds, however, reserve the right to close and/or liquidate your account at the then-current day’s price if the funds or your financial intermediary are unable to verify your identity. As a result, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax consequences.
Customer identification and verification is part of a fund's overall obligation to deter money laundering under Federal law. Each fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of a fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a fund is required to withhold such proceeds.
Distributions and taxes
Any investment in a fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Please see the funds’ SAI for additional information. Because each person’s tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at http://www.irs.gov.
As a shareholder, you are entitled to your share of the dividends and gains your fund earns. Every year, each fund distributes substantially all of its net investment income and net capital gains, if any, to all shareholders of record. Each fund pays its dividends on or about the 15th calendar day of each month. Although it cannot be guaranteed by the funds, the funds do not expect to make distributions that will be treated as return of capital. Each fund may make an additional distribution at the end of the year in order to comply with applicable law. This additional distribution may include an income component that may be higher or lower than a fund’s regular monthly income payment. The funds expect to distribute their net capital gains, if any, in December to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund’s year-end capital gain distribution, if any, may be made available on the fund’s web site at www.csimfunds.com/SchwabFunds_Prospectus. At the end of the year, the funds may be required under applicable law to recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting to shareholders.
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, your fund distributions generally have tax consequences. Each fund’s net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income or qualified dividend income. Qualified dividend income is currently taxed at the reduced maximum rates applicable to long-term capital gains. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.
Generally, any sale or exchange of your shares is a taxable event. For tax purposes, an exchange of your shares for shares of another Schwab Fund is treated the same as a sale. An exchange between classes within a fund is not reported as a taxable sale. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for one year or less, long term if you held the shares longer. The maximum rate is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
If a fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will not be taxable to the extent of a shareholder’s adjusted basis but will reduce such basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. To the extent of a return of capital distribution exceeds a shareholder’s adjusted basis, the distribution will be treated as gain from the sale of shares.
36Investing in the funds

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
At the beginning of every year, each fund provides shareholders with information detailing the tax status of any distributions the fund paid during the previous calendar year. Schwab customers also receive information on distributions and transactions in their monthly account statements.
Prior to January 1, 2012 when shareholders sold fund shares from a taxable account, they typically received information on their tax forms that calculated their gain or loss using the average cost method. This information was not previously reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. However, in accordance with legislation passed by Congress in 2008, each fund began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Each fund permits shareholders to elect their preferred cost basis method. In the absence of an election, a fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments, including investments made prior to January 1, 2012 and sold thereafter.
If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.
You can avoid “buying a dividend,” as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.
A fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders if the shareholders fail to provide the fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% (unless a lower treaty rate applies) on amounts treated as ordinary dividends from the fund, as discussed in more detail in the SAI. Furthermore, effective July 1, 2014, the funds will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the funds to enable the funds to determine whether withholding is required.
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Notes

Notes

To learn more
This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.
Annual and semi-annual reports, which are mailed to current investors, contain more information about the funds. Annual reports also contain information from the funds’ managers about strategies, recent market conditions and trends and their impact on fund performance.
The Statement of Additional Information (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.
For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds at 1-800-435-4000. In addition, you may visit the Schwab Funds’ website at http://www.csimfunds.com/SchwabFunds_Prospectus for a free copy of a Prospectus, SAI or an annual or semi-annual report.
The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC’s website (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.
SEC File Number
Schwab ® Monthly Income Funds	811-07704
REG40716-09
Schwab® Monthly Income Funds
Prospectus
April 30, 2015
As Amended September 8, 2015